Washington Real Estate Investment Trust
Fourth Quarter 2016

ONLY

View from the Army Navy Building, Washington, D.C.

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Director of Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
Fourth Quarter 2016
Washington REIT (Washington Real Estate Investment Trust - NYSE: WRE) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT is diversified, as it invests in office, retail, and multifamily properties and land for development.

Full Year and Fourth Quarter 2016 Highlights

•	Reported net income attributable to the controlling interests of $119.3 million for the year, or $1.65 per diluted share, compared to $89.7 million, or $1.31 per diluted share, in 2015

•
Reported net income attributable to the controlling interests of $5.4 million for the quarter, or $0.07 per diluted share, compared to $62.1 million, or $0.91 per diluted share, in the same period one year ago

•	Reported NAREIT Funds from Operations (FFO) of $126.0 million for the year, or $1.74 per diluted share, compared to $108.5 million, or $1.58 per diluted share in 2015

•	Reported Core FFO of $1.76 per diluted share for the year, a $0.05 increase over Core FFO of $1.71 per diluted share in 2015

•	Reported Core FFO of $0.43 per diluted share for the quarter, a $0.03 decrease over Core FFO of $0.46 per diluted share in the same period one year ago

•	Achieved same-store Net Operating Income (NOI) growth of 1.2% for the year, with same-store rental growth of 1.6% over 2015

•	Improved overall portfolio physical occupancy to 93.5%, 330 basis points higher than year-end 2015, and 30 basis points higher than at September 30, 2016

•	Executed the sale of the suburban Maryland office portfolio, totaling approximately 1.2 million square feet, for $240.0 million

•	Acquired Riverside Apartments, a 1,222 unit apartment community in Alexandria, VA, for $244.8 million

•	Reduced secured debt by $270 million during the year, thereby lowering leverage and strengthening the balance sheet

Fourth Quarter 2016 Update

Of the 180,000 square feet of commercial leases signed, there were 49,000 square feet of new leases and 131,000 square feet of renewal leases. New leases had an average rental rate increase of 7.6% over expiring lease rates and a weighted average lease term of 5.8 years. Commercial tenant improvement costs were $31.43 per square foot and leasing commissions were $12.89 per square foot for new leases. Renewal leases had an average rental rate increase of 8.9% from expiring lease rates and a weighted average lease term of 4.9 years. Commercial tenant improvement costs were $8.60 per square foot and leasing commissions were $6.54 per square foot for renewal leases.

In December 2016 and January 2017, Washington REIT refinanced pre-payable and maturing secured debt by drawing $100.0 million and $50.0 million respectively on the seven-year $150.0 million unsecured term loan that the Company had entered into in July 2016, which is scheduled to mature on July 21, 2023. Washington REIT entered into a forward swap from floating interest rates to a 2.86% all-in fixed interest rate for $150.0 million commencing on March 31, 2017.

As of December 31, 2016, Washington REIT owned a diversified portfolio of 49 properties, totaling approximately 6 million square feet of commercial space and 4,480 multifamily units, and land held for development. These 49 properties consist of 19 office properties, 16 retail centers and 14 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE)

Company Background and Highlights
Fourth Quarter 2016

Net Operating Income Contribution by Sector - Fourth Quarter 2016

Multifamily
28%
(4,480 units)
Office
48%
(3.7 million sq ft)
Crate&Barrel
Retail
24%
(2.3 million sq ft)

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2015 Form 10-K filed on February 26, 2016 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Year Ended	Quarter Ended
OPERATING RESULTS	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Real estate rental revenue	$313,264	$306,427	$76,952	$79,770	$79,405	$77,137	$79,102
Real estate expenses	(115,013)	(112,234)	(28,940)	(29,164)	(28,175)	(28,734)	(27,688)
198,251	194,193	48,012	50,606	51,230	48,403	51,414

Real estate depreciation and amortization	(108,406)	(108,935)	(26,302)	(30,905)	(25,161)	(26,038)	(28,808)
Income from real estate	89,845	85,258	21,710	19,701	26,069	22,365	22,606

General and administrative expenses	(19,545)	(20,123)	(4,527)	(4,539)	(4,968)	(5,511)	(4,854)
Casualty gain and real estate impairment (loss), net	676	(5,909)	—	—	676	—	—
Acquisition costs	(1,178)	(2,056)	—	—	(1,024)	(154)	(119)
Interest expense	(53,126)	(59,546)	(11,773)	(13,173)	(13,820)	(14,360)	(15,012)
Other income	297	709	92	83	83	39	162
Gain on sale of real estate	101,704	91,107	—	77,592	24,112	—	59,376
Income tax benefit (expense)	615	(134)	(76)	(2)	693	—	(64)
Loss on extinguishment of debt	—	(119)	—	—	—	—	—
Net income	119,288	89,187	5,426	79,662	31,821	2,379	62,095
Less: Net loss from noncontrolling interests	51	553	19	12	15	5	38
Net income attributable to the controlling interests	$119,339	$89,740	$5,445	$79,674	$31,836	$2,384	$62,133

Per Share Data:
Net income attributable to the controlling interests	$1.65	$1.31	$0.07	$1.07	$0.44	$0.03	$0.91
Fully diluted weighted average shares outstanding	72,339	68,310	74,779	74,133	71,912	68,488	68,371
Percentage of Revenues:
Real estate expenses	36.7%	36.6%	37.6%	36.6%	35.5%	37.3%	35.0%
General and administrative expenses	6.2%	6.6%	5.9%	5.7%	6.3%	7.1%	6.1%
Ratios:
Adjusted EBITDA / Interest expense	3.4	x	3.0	x	3.7	x	3.5	x	3.4	x	3.0	x	3.1	x
Net income attributable to the controlling interest/Total real estate revenue	38.1%	29.3%	7.1%	99.9%	40.1%	3.1%	78.5%

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Assets
Land	$573,315	$573,315	$573,315	$561,256	$561,256
Income producing property	2,112,088	2,092,201	2,072,166	2,095,306	2,076,541
	2,685,403	2,665,516	2,645,481	2,656,562	2,637,797
Accumulated depreciation and amortization	(657,425)	(634,945)	(613,194)	(714,689)	(692,608)
Net income producing property	2,027,978	2,030,571	2,032,287	1,941,873	1,945,189
Development in progress, including land held for development	40,232	37,463	35,760	27,313	36,094
Total real estate held for investment, net	2,068,210	2,068,034	2,068,047	1,969,186	1,981,283
Investment in real estate held for sale, net	—	—	41,704	—	—
Cash and cash equivalents	11,305	8,588	22,379	23,575	23,825
Restricted cash	6,317	10,091	11,054	9,889	13,383
Rents and other receivables, net of allowance for doubtful accounts	64,319	62,989	58,970	63,863	62,890
Prepaid expenses and other assets	103,468	100,788	99,150	118,790	109,787
Other assets related to properties sold or held for sale	—	—	5,147	—	—
Total assets	$2,253,619	$2,250,490	$2,306,451	$2,185,303	$2,191,168
Liabilities
Notes payable	$843,084	$744,063	$743,769	$743,475	$743,181
Mortgage notes payable, net	148,540	251,232	252,044	333,853	418,052
Lines of credit/short-term note payable	120,000	125,000	269,000	215,000	105,000
Accounts payable and other liabilities	46,967	54,629	52,722	56,348	45,367
Dividend payable	22,414	—	—	—	20,434
Advance rents	11,750	10,473	10,178	11,589	12,744
Tenant security deposits	8,802	8,634	8,290	9,604	9,378
Other liabilities related to properties sold or held for sale	—	—	2,338	—	—
Total liabilities	1,201,557	1,194,031	1,338,341	1,369,869	1,354,156
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	746	745	737	683	682
Additional paid-in capital	1,368,636	1,368,438	1,338,101	1,193,750	1,193,298
Distributions in excess of net income	(326,047)	(309,042)	(366,352)	(376,041)	(357,781)
Accumulated other comprehensive loss	7,611	(4,870)	(5,609)	(4,225)	(550)
Total shareholders' equity	1,050,946	1,055,271	966,877	814,167	835,649
Noncontrolling interests in subsidiaries	1,116	1,188	1,233	1,267	1,363
Total equity	1,052,062	1,056,459	968,110	815,434	837,012
Total liabilities and equity	$2,253,619	$2,250,490	$2,306,451	$2,185,303	$2,191,168

Funds from Operations (In thousands, except per share data) (Unaudited)

	Year Ended		Quarter Ended
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Funds from operations (FFO)(1)
Net income	$119,288	$89,187	$5,426	$79,662	$31,821	$2,379	$62,095
Real estate depreciation and amortization	108,406	108,935	26,302	30,905	25,161	26,038	28,808
Gain on sale of depreciable real estate	(101,704)	(89,653)	—	(77,592)	(24,112)	—	(59,376)
NAREIT funds from operations (FFO)	$125,990	$108,469	$31,728	$32,975	$32,870	$28,417	$31,527
Loss on extinguishment of debt	—	119	—	—	—	—	—
Casualty (gain) and real estate impairment loss, net	(676)	5,909	—	—	(676)	—	—
Gain on sale of non depreciable real estate	—	(1,404)	—	—	—	—	—
Severance expense	828	1,001	—	242	126	460	—
Relocation expense	16	90	—	16	—	—	—
Acquisition and structuring expenses	1,521	2,721	118	37	1,107	259	189
Core FFO (1)	$127,679	$116,905	$31,846	$33,270	$33,427	$29,136	$31,716

Allocation to participating securities(2)	$(310)	$(269)	$(32)	$(200)	$(99)	$(90)	$(180)

FFO per share - basic	$1.74	$1.59	$0.42	$0.44	$0.46	$0.41	$0.46
FFO per share - fully diluted	$1.74	$1.58	$0.42	$0.44	$0.46	$0.41	$0.46

Core FFO per share - fully diluted	$1.76	$1.71	$0.43	$0.45	$0.46	$0.42	$0.46

Common dividend declared per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	72,163	68,177	74,592	73,994	71,719	68,301	68,204
Average shares - fully diluted	72,339	68,310	74,779	74,133	71,912	68,488	68,371

(1) See "Supplemental Definitions" on page 32 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Year Ended		Quarter Ended
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Funds available for distribution (FAD)(1)
NAREIT FFO	$125,990	$108,469	$31,728	$32,975	$32,870	$28,417	$31,527
Non-cash loss on extinguishment of debt	—	119	—	—	—	—	—
Tenant improvements and incentives	(18,893)	(19,170)	(4,822)	(4,889)	(7,639)	(1,543)	(6,792)
External and internal leasing commissions	(9,019)	(6,895)	(3,403)	(1,251)	(3,350)	(1,015)	(2,426)
Recurring capital improvements	(4,951)	(6,048)	(1,660)	(1,146)	(1,237)	(908)	(3,296)
Straight-line rents, net	(2,848)	(1,344)	(603)	(682)	(880)	(683)	(533)
Non-cash fair value interest expense	179	150	47	46	44	42	41
Non-real estate depreciation and amortization of debt costs	3,545	3,979	873	846	876	950	980
Amortization of lease intangibles, net	3,594	3,576	900	898	853	943	925
Amortization and expensing of restricted share and unit compensation	3,398	5,007	737	292	850	1,519	1,123
Funds available for distribution (FAD)	$100,995	$87,843	$23,797	$27,089	$22,387	$27,722	$21,549
Gain on sale of real estate, non depreciable assets	—	(1,404)	—	—	—	—	—
Non-share-based severance expense	407	196	—	242	126	39	—
Relocation expense	16	107	—	16	—	—	—
Acquisition and structuring expenses	1,521	2,721	118	37	1,107	259	189
Casualty (gain) and real estate impairment loss, net	(676)	5,909	—	—	(676)	—	—
Core FAD (1)	$102,263	$95,372	$23,915	$27,384	$22,944	$28,020	$21,738

(1) See "Supplemental Definitions" on page 32 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Year Ended		Quarter Ended
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Adjusted EBITDA(1)

Net income	$119,288	$89,187	$5,426	$79,662	$31,821	$2,379	$62,095
Add:
Interest expense	53,126	59,546	11,773	13,173	13,820	14,360	15,012
Real estate depreciation and amortization	108,406	108,935	26,302	30,905	25,161	26,038	28,808
Income tax (benefit) expense	(615)	134	76	2	(693)	—	64
Casualty (gain) and real estate impairment loss, net	(676)	5,909	—	—	(676)	—	—
Non-real estate depreciation	524	598	119	101	152	152	149
Severance expense	828	1,001	—	242	126	460	—
Relocation expense	16	90	—	16	—	—	—
Acquisition and structuring expenses	1,521	2,721	118	37	1,107	259	189
Less:
Gain on sale of real estate	(101,704)	(91,057)	—	(77,592)	(24,112)	—	(59,376)
Loss on extinguishment of debt	—	119	—	—	—	—	—

Adjusted EBITDA	$180,714	$177,183	$43,814	$46,546	$46,706	$43,648	$46,941

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, casualty and real estate impairment, loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Balances Outstanding

Secured
Mortgage note payable, net	$148,540	$251,232	$252,044	$333,853	$418,052
Unsecured
Fixed rate bonds and notes	595,067	594,905	594,658	594,411	594,164
Term loans	248,017	149,158	149,111	149,064	149,017
Credit facilities	120,000	125,000	269,000	215,000	105,000
Unsecured total	963,084	869,063	1,012,769	958,475	848,181
Total	$1,111,624	$1,120,295	$1,264,813	$1,292,328	$1,266,233

Average Interest Rates

Secured
Mortgage note payable, net	4.0%	5.3%	5.3%	5.4%	5.2%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.6%	2.7%	2.7%	2.7%	2.7%
Credit facilities	1.6%	1.5%	1.4%	1.4%	1.4%
Unsecured total	3.8%	3.9%	3.6%	3.7%	4.0%
Average	3.8%	4.2%	3.9%	4.1%	4.4%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans (see page 10 of this Supplemental).
Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)

	Future Maturities of Debt (in thousands, except for %)
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Average Interest Rate
2017	$49,522	$—		$—		$49,522	3.2%
2018	—	—		—		—	—%
2019	31,280	—		120,000	(1)	151,280	2.4%
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000		—		344,517	4.0%
2023	—	100,000	(3)	—		100,000	2.4%
2024	—	—		—		—	—%
2025	—	—		—		—	—%
2026	—	—		—		—	—%
2027	—	—		—		—	—%
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$125,319	$850,000		$120,000		$1,095,319	3.8%
Scheduled amortization payments	19,166	—		—		19,166	4.8%
Net discounts/premiums	4,354	(1,971)		—		2,383	—%
Loan costs, net of amortization	(299)	(4,945)		—		(5,244)	—%
Total maturities	$148,540	$843,084		$120,000		$1,111,624	3.8%
Weighted average maturity = 3.7 years
(1) Maturity date for credit facility may be extended for up to two additional 6-month periods at Washington REIT's option.
(2) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate at a 2.72% all-in fixed interest rate commencing October 15, 2015.
(3) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 165 basis points floating interest rate to a 2.86% all-in fixed interest rate commencing March 31, 2017.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended December 31, 2016	Covenant	Quarter Ended December 31, 2016	Covenant
% of Total Indebtedness to Total Assets(1)	40.4%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.7	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	5.4%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.7	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	35.3%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.55	≥ 1.50
% of Consolidated Secured Indebtedness to Gross Total Asset Value(3)	N/A	N/A	4.8%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	33.4%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.78	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015
Market Data

Shares Outstanding			74,606		74,579		73,651		68,326		68,191
Market Price per Share			$32.69		$31.12		$31.46		$29.21		$27.06
Equity Market Capitalization			$2,438,870		$2,320,898		$2,317,060		$1,995,802		$1,845,248

Total Debt			$1,111,624		$1,120,295		$1,264,813		$1,292,328		$1,266,233
Total Market Capitalization			$3,550,494		$3,441,193		$3,581,873		$3,288,130		$3,111,481

Total Debt to Market Capitalization			0.31	:1	0.33	:1	0.35	:1	0.39	:1	0.41	:1

Earnings to Fixed Charges(1)			1.4x		6.9x		3.3x		1.2x		5.1x
Debt Service Coverage Ratio(2)			3.4x		3.3x		3.2x		2.8x		2.9x

Dividend Data
	Year Ended		Quarter Ended
	12/31/2016	12/31/2015	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015
Total Dividends Declared	$87,570	$82,003	$22,414		$22,365		$22,147		$20,644		$20,493
Common Dividend Declared per Share	$1.20	$1.20	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	68.2%	70.2%	70.5%		66.7%		65.2%		71.4%		65.0%
Payout Ratio (Core FAD per share basis)	85.1%	86.3%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The third and second quarters of 2016 and fourth quarter of 2015 include gains on sale of real estate classified as continued operations of $77.6 million, $24.1 million and $59.4 million, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2016 vs. 2015

	Quarter Ended December 31, (1)				Year Ended December 31, (1)
	2016	2015	% Change	Rental Rate Growth	2016	2015	% Change	Rental Rate Growth

Cash Basis:
Multifamily	$8,216	$8,034	2.3%	0.8%	$32,820	$31,858	3.0%	0.3%
Office	20,169	20,616	(2.2)%	1.1%	79,716	79,093	0.8%	1.1%
Retail	11,249	11,362	(1.0)%	1.5%	44,421	44,575	(0.3)%	2.7%
Overall Same-Store Portfolio	$39,634	$40,012	(0.9)%	1.1%	$156,957	$155,526	0.9%	1.3%

GAAP Basis:
Multifamily	$8,107	$8,029	1.0%	0.8%	$32,691	$31,842	2.7%	0.3%
Office	19,856	20,154	(1.5)%	2.0%	78,647	77,578	1.4%	1.8%
Retail	11,502	11,792	(2.5)%	0.9%	45,706	45,737	(0.1)%	2.3%
Overall Same-Store Portfolio	$39,465	$39,975	(1.3)%	1.4%	$157,044	$155,157	1.2%	1.6%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Building
Sold properties:
Multifamily - Country Club Towers and Munson Hill Towers
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza
Retail - Montgomery Village Center

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Quarter Ended December 31, 2016
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,915	$32,540	$15,702	$—	$62,157
Non same-store - acquired and in development(1)	9,602	5,193	—	—	14,795
Total	23,517	37,733	15,702	—	76,952

Real estate expenses
Same-store portfolio	5,808	12,684	4,200	—	22,692
Non same-store - acquired and in development(1)	4,035	2,213	—	—	6,248
Total	9,843	14,897	4,200	—	28,940

Net Operating Income (NOI)
Same-store portfolio	8,107	19,856	11,502	—	39,465
Non same-store - acquired and in development(1)	5,567	2,980	—	—	8,547
Total	$13,674	$22,836	$11,502	$—	$48,012

Same-store portfolio NOI GAAP basis (from above)	$8,107	$19,856	$11,502	$—	$39,465
Straight-line revenue, net for same-store properties	108	(433)	(70)	—	(395)
FAS 141 Min Rent	1	228	(232)	—	(3)
Amortization of lease intangibles for same-store properties	—	518	49	—	567
Same-store portfolio NOI, cash basis	$8,216	$20,169	$11,249	$—	$39,634
Reconciliation of NOI to net income:
Total NOI	$13,674	$22,836	$11,502	$—	$48,012
Depreciation and amortization	(7,546)	(14,657)	(3,897)	(202)	(26,302)
General and administrative expenses	—	—	—	(4,527)	(4,527)
Interest expense	(992)	(834)	(200)	(9,747)	(11,773)
Other income	—	—	—	92	92
Income tax expense	—	—		(76)	(76)
Net Income	5,136	7,345	7,405	(14,460)	5,426
Net income attributable to noncontrolling interests	—	—	—	19	19
Net income attributable to the controlling interests	$5,136	$7,345	$7,405	$(14,441)	$5,445

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Quarter Ended December 31, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,644	$31,986	$15,086	$—	$60,716
Non same-store - acquired and in development(1)	4,582	13,137	667	—	18,386
Total	18,226	45,123	15,753	—	79,102
Real estate expenses
Same-store portfolio	5,615	11,832	3,294	—	20,741
Non same-store - acquired and in development(1)	1,974	4,799	174	—	6,947
Total	7,589	16,631	3,468	—	27,688
Net Operating Income (NOI)
Same-store portfolio	8,029	20,154	11,792	—	39,975
Non same-store - acquired and in development(1)	2,608	8,338	493	—	11,439
Total	$10,637	$28,492	$12,285	$—	$51,414

Same-store portfolio NOI GAAP basis (from above)	$8,029	$20,154	$11,792	$—	$39,975
Straight-line revenue, net for same-store properties	4	(174)	(236)	—	(406)
FAS 141 Min Rent	1	152	(253)	—	(100)
Amortization of lease intangibles for same-store properties	—	484	59	—	543
Same-store portfolio NOI, cash basis	$8,034	$20,616	$11,362	$—	$40,012
Reconciliation of NOI to net income:
Total NOI	$10,637	$28,492	$12,285	$—	$51,414
Depreciation and amortization	(7,507)	(17,209)	(3,801)	(291)	(28,808)
General and administrative expense	—	—	—	(4,854)	(4,854)
Acquisition costs	—	—	—	(119)	(119)
Interest expense	(2,489)	(2,999)	(220)	(9,304)	(15,012)
Other income	—	—	—	162	162
Income tax expense	—	—	—	(64)	(64)
Gain on sale of real estate, continuing ops	—	—	—	59,376	59,376
Net income	641	8,284	8,264	44,906	62,095
Net income attributable to noncontrolling interests	—	—	—	38	38
Net income attributable to the controlling interests	$641	$8,284	$8,264	$44,944	$62,133

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Year Ended December 31, 2016
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$55,333	$126,959	$61,566	$—	$243,858
Non same-store - acquired and in development [1]	30,431	38,975	—	—	69,406
Total	85,764	165,934	61,566	—	313,264
Real estate expenses
Same-store portfolio	22,642	48,312	15,860	—	86,814
Non same-store - acquired and in development [1]	12,106	16,093	—	—	28,199
Total	34,748	64,405	15,860	—	115,013
Net Operating Income (NOI)
Same-store portfolio	32,691	78,647	45,706	—	157,044
Non same-store - acquired and in development [1]	18,325	22,882	—	—	41,207
Total	$51,016	$101,529	$45,706	$—	$198,251

Same-store portfolio NOI GAAP basis (from above)	$32,691	$78,647	$45,706	$—	$157,044
Straight-line revenue, net for same-store properties	125	(1,832)	(508)	—	(2,215)
FAS 141 Min Rent	4	891	(974)	—	(79)
Amortization of lease intangibles for same-store properties	—	2,010	197	—	2,207
Same-store portfolio NOI, cash basis	$32,820	$79,716	$44,421	$—	$156,957

Reconciliation of NOI to net income:
Total NOI	$51,016	$101,529	$45,706	$—	$198,251
Depreciation and amortization	(31,501)	(61,181)	(14,797)	(927)	(108,406)
General and administrative expenses	—	—	—	(19,545)	(19,545)
Acquisition costs	—	—	—	(1,178)	(1,178)
Interest expense	(6,040)	(7,783)	(831)	(38,472)	(53,126)
Other income	—	—	—	297	297
Gain on sale of real estate	—	—	—	101,704	101,704
Income tax benefit	—	—	—	615	615
Casualty gain and real estate impairment (loss), net	—	—	—	676	676
Net Income	13,475	32,565	30,078	43,170	119,288
Net income attributable to noncontrolling interests	—	—	—	51	51
Net income attributable to the controlling interests	$13,475	$32,565	$30,078	$43,221	$119,339

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Year Ended December 31, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$54,502	$124,963	$60,400	$—	$239,865
Non same-store - acquired and in development (1)	14,040	49,415	3,107	—	66,562
Total	68,542	174,378	63,507	—	306,427
Real estate expenses
Same-store portfolio	22,660	47,385	14,663	—	84,708
Non same-store - acquired and in development (1)	6,740	19,843	943	—	27,526
Total	29,400	67,228	15,606	—	112,234
Net Operating Income (NOI)
Same-store portfolio	31,842	77,578	45,737	—	155,157
Non same-store - acquired and in development (1)	7,300	29,572	2,164	—	39,036
Total	$39,142	$107,150	$47,901	$—	$194,193

Same-store portfolio NOI GAAP basis (from above)	$31,842	$77,578	$45,737	$—	$155,157
Straight-line revenue, net for same-store properties	13	(1,058)	(426)	—	(1,471)
FAS 141 Min Rent	3	638	(981)	—	(340)
Amortization of lease intangibles for same-store properties	—	1,935	245	—	2,180
Same-store portfolio NOI, cash basis	$31,858	$79,093	$44,575	$—	$155,526
Reconciliation of NOI to Net Income
Total NOI	$39,142	$107,150	$47,901	$—	$194,193
Depreciation and amortization	(24,356)	(68,567)	(14,949)	(1,063)	(108,935)
General and administrative expenses	—	—	—	(20,123)	(20,123)
Real estate impairment	—	—	—	(5,909)	(5,909)
Acquisition costs	—	—	—	(2,056)	(2,056)
Interest expense	(9,816)	(11,951)	(916)	(36,863)	(59,546)
Other income	—	—	—	709	709
Gain on sale of real estate	—	—	—	91,107	91,107
Loss on extinguishment of debt	—	—	—	(119)	(119)
Income tax expense	—	—	—	(134)	(134)
Net income	4,970	26,632	32,036	25,549	89,187
Net income attributable to noncontrolling interests	—	—	—	553	553
Net income attributable to the controlling interests	$4,970	$26,632	$32,036	$26,102	$89,740

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Washington REIT Portfolio
Maryland/Virginia/DC

	Percentage of Q4 2016 NOI	Percentage of YTD 2016 NOI
DC
Multifamily	6.1%	5.7%
Office	23.8%	23.9%
Retail	1.8%	1.5%
	31.7%	31.1%

Maryland
Multifamily	2.4%	2.4%
Office	—%	6.5%
Retail	15.0%	14.6%
	17.4%	23.5%

Virginia
Multifamily	20.1%	17.6%
Office	23.6%	20.8%
Retail	7.2%	7.0%
	50.9%	45.4%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1), (2)
Sector	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Multifamily (calculated on a unit basis)	96.3%	96.4%	95.1%	95.3%	94.4%

Multifamily	96.0%	95.6%	94.8%	94.5%	94.3%
Office	92.1%	92.3%	91.7%	91.2%	91.0%
Retail	95.7%	95.6%	92.1%	91.2%	91.5%

Overall Portfolio	94.3%	94.2%	92.7%	92.1%	92.1%

	Physical Occupancy - All Properties
Sector	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Multifamily (calculated on a unit basis)	94.7%	94.5%	94.7%	95.2%	93.9%

Multifamily	94.5%	94.2%	94.4%	94.5%	93.4%
Office	91.1%	90.5%	87.5%	87.8%	87.6%
Retail	95.7%	95.6%	92.1%	91.2%	91.5%

Overall Portfolio	93.5%	93.2%	91.1%	90.6%	90.2%

(1) Non same-store properties were:
Acquisition:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Building
Sold properties:
Multifamily - Munson Hill Towers
Retail - Montgomery Village Center
Office - Dulles Station II, Maryland Office Portfolio: Transaction I (6110 Executive Boulevard, 600 Jefferson Plaza, West Gude and Wayne Plaza) and Transaction II (51 Monroe and
One Central Plaza)

(2) Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," which is calculated as occupied units as a percentage of total available units as of the last day of the that period.

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015

Multifamily	96.2%	96.1%	95.5%	94.4%	94.5%
Office	92.7%	92.1%	91.1%	90.0%	91.6%
Retail	93.6%	91.8%	89.3%	89.7%	92.0%

Overall Portfolio	93.7%	93.0%	91.7%	90.9%	92.4%

	Economic Occupancy - All Properties
Sector	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015

Multifamily	94.4%	94.6%	95.3%	93.9%	93.2%
Office	91.1%	89.5%	86.6%	86.9%	88.3%
Retail	93.6%	91.8%	89.3%	89.7%	91.1%

Overall Portfolio	92.6%	91.5%	89.3%	89.0%	90.0%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Building
Sold properties:
Multifamily - Munson Hill Towers
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza
Retail - Montgomery Village Center

Acquisition and Disposition Summary
December 31, 2016
($'s in thousands)

Acquisition Summary
	Location	Acquisition Date	Property type	# of units	12/31/2016 Leased Percentage	Investment
Riverside Apartments	Alexandria, VA	May 20, 2016	Multifamily	1,222	94.1%	$244,750

Disposition Summary
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
Maryland Office Portfolio, Transaction II	various	September 22, 2016	Office	491,000	$128,500	$77,592
Maryland Office Portfolio, Transaction I	various	June 27, 2016	Office	692,000	111,500	23,585
Dulles Station, Phase II (1)	Herndon, VA	May 26, 2016	Office	N/A	12,100	527
					$252,100	$101,704

(1) Land held for future development and an interest in a parking garage.

Development/Redevelopment Summary
December 31, 2016
(in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Anticipated Construction Completion Date	Leased %
Development Summary
Trove (Wellington land parcel), Arlington, VA	401 units	$119,396	$17,975	third quarter 2019 (2)	N/A

Redevelopment Summary
The Army Navy Building (3), Washington DC	108,000 square feet	$4,045	$1,471	second quarter 2017	53%
Spring Valley Village, Washington DC	14,000 additional square feet	$4,496	$851	fourth quarter 2017	N/A

(1) Represents anticipated/actual cash expenditures, and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of two buildings totaling 226 units and a garage, with delivery of units anticipated to commence in third quarter 2019; Phase II consists of one building with 175 units with an anticipated construction completion date in third quarter 2020.

(3) This redevelopment project primarily consists of adding amenities, to include a lounge and conference center with access to the rooftop and a renovated penthouse, and upgrading the building's lobby and other common areas.

Commercial Leasing Summary - New Leases

	4th Quarter 2016		3rd Quarter 2016		2nd Quarter 2016		1st Quarter 2016		4th Quarter 2015
Gross Leasing Square Footage
Office	39,047		60,538		28,154		32,249		220,374
Retail	10,362		1,342		6,313		11,777		—
Total	49,409		61,880		34,467		44,026		220,374
Weighted Average Term (years)
Office	4.9		6.4		6.1		7.7		6.5
Retail	9.2		8.3		8.0		9.8		—
Total	5.8		6.4		6.5		8.3		6.5
Weighted Average Free Rent Period (months)
Office Buildings	3.0		6.1		5.9		7.5		7.1
Retail Centers	1.0		3.9		1.2		7.6		—
Total	2.5		6.1		5.3		7.5		7.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$40.36	$42.92	$39.31	$39.01	$34.80	$35.43	$30.91	$31.78	$32.57	$33.76
Retail	38.26	38.99	43.67	46.15	28.92	29.11	11.93	12.04	—	—
Total	$39.92	$42.10	$39.40	$39.17	$33.73	$34.27	$25.83	$26.50	$32.57	$33.76

Rate on new leases
Office	$42.64	$39.96	$44.06	$40.80	$39.83	$37.09	$40.60	$36.84	$39.45	$36.62
Retail	44.14	40.37	60.89	55.00	28.13	26.45	16.22	14.45	—	—
Total	$42.96	$40.05	$44.42	$41.10	$37.69	$35.14	$34.08	$30.85	$39.45	$36.62

Percentage Increase
Office	5.7%	(6.9)%	12.1%	4.6%	14.5%	4.7%	31.4%	15.9%	21.1%	8.5%
Retail	15.4%	3.5%	39.4%	19.2%	(2.7)%	(9.1)%	35.9%	20.0%	—%	—%
Total	7.6%	(4.9)%	12.7%	4.9%	11.8%	2.5%	31.9%	16.4%	21.1%	8.5%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,244,745	$31.88	$2,682,882	$44.32	$1,356,810	$48.19	$1,571,632	$48.73	$13,946,572	$63.29
Retail Centers	307,953	29.72	—	—	111,840	17.72	203,276	17.26	—	—
Subtotal	$1,552,698	$31.43	$2,682,882	$43.36	$1,468,650	$42.61	$1,774,908	$40.31	$13,946,572	$63.29
Leasing Commissions
Office Buildings	$424,951	$10.88	$890,195	$14.70	$375,882	$13.35	$505,349	$15.67	$3,165,371	$14.36
Retail Centers	212,162	20.48	39,380	29.34	80,461	12.75	103,983	8.83	—	—
Subtotal	$637,113	$12.89	$929,575	$15.02	$456,343	$13.24	$609,332	$13.84	$3,165,371	$14.36
Tenant Improvements and Leasing Commissions
Office Buildings	$1,669,696	$42.76	$3,573,077	$59.02	$1,732,692	$61.54	$2,076,981	$64.40	$17,111,943	$77.65
Retail Centers	520,115	50.20	39,380	29.34	192,301	30.47	307,259	26.09	—	—
Total	$2,189,811	$44.32	$3,612,457	$58.38	$1,924,993	$55.85	$2,384,240	$54.15	$17,111,943	$77.65

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2016		3rd Quarter 2016		2nd Quarter 2016		1st Quarter 2016		4th Quarter 2015
Gross Leasing Square Footage
Office Buildings	64,956		151,722		30,787		193,275		42,033
Retail Centers	65,934		74,535		9,076		27,243		32,594
Total	130,890		226,257		39,863		220,518		74,627
Weighted Average Term (years)
Office Buildings	4.9		3.7		4.6		7.1		6.6
Retail Centers	4.9		4.7		6.3		11.6		3.3
Total	4.9		4.0		5.0		7.6		5.1
Weighted Average Free Rent Period (months)
Office Buildings	3.1		2.4		4.4		7.9		4.8
Retail Centers	—		—		0.7		5.1		—
Total	1.8		1.8		3.3		7.5		3.2

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$43.31	$43.62	$35.85	$36.37	$30.13	$31.53	$36.53	$38.93	$35.61	$37.12
Retail Centers	27.52	27.66	25.03	25.28	32.56	47.14	24.53	26.67	21.30	22.56
Total	$35.36	$35.58	$32.28	$32.72	$30.69	$35.08	$35.04	$37.42	$29.36	$30.76

Rate on new leases
Office Buildings	$46.84	$44.18	$42.20	$40.38	$34.42	$32.44	$40.55	$37.12	$37.01	$34.12
Retail Centers	30.27	29.81	27.61	26.58	41.78	46.62	41.49	35.39	25.08	23.50
Total	$38.49	$36.94	$37.39	$35.84	$36.10	$35.67	$40.66	$36.90	$31.80	$29.49

Percentage Increase
Office Buildings	8.1%	1.3%	17.7%	11.0%	14.2%	2.9%	11.0%	(4.7)%	3.9%	(8.1)%
Retail Centers	10.0%	7.8%	10.3%	5.1%	28.3%	(1.1)%	69.2%	32.7%	17.8%	4.2%
Total	8.9%	3.8%	15.8%	9.5%	17.6%	1.7%	16.0%	(1.4)%	8.3%	(4.1)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,068,629	$16.45	$2,243,523	$14.79	$153,365	$4.98	$6,945,781	$35.94	$1,580,078	$37.59
Retail Centers	56,940	0.86	—	—	—	—	626,200	22.99	—	—
Subtotal	$1,125,569	$8.60	$2,243,523	$9.92	$153,365	$3.85	$7,571,981	$34.34	$1,580,078	$21.17
Leasing Commissions
Office Buildings	$735,713	$11.33	$780,080	$5.14	$198,223	$6.44	$2,801,717	$14.50	$443,229	$10.54
Retail Centers	120,858	1.83	124,121	1.67	74,824	8.24	394,380	14.48	59,302	1.82
Subtotal	$856,571	$6.54	$904,201	$4.00	$273,047	$6.85	$3,196,097	$14.49	$502,531	$6.73
Tenant Improvements and Leasing Commissions
Office Buildings	$1,804,342	$27.78	$3,023,603	$19.93	$351,588	$11.42	$9,747,498	$50.44	$2,023,307	$48.13
Retail Centers	177,798	2.69	124,121	1.67	74,824	8.24	1,020,580	37.47	59,302	1.82
Total	$1,982,140	$15.14	$3,147,724	$13.92	$426,412	$10.70	$10,768,078	$48.83	$2,082,609	$27.90

10 Largest Tenants - Based on Annualized Commercial Income
December 31, 2016

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	48	6.25%	210,354	3.84%
Advisory Board Company	2	29	4.12%	199,762	3.64%
Engility Corporation	1	9	2.94%	134,126	2.45%
Capital One	1	63	2.80%	136,556	2.49%
Squire Patton Boggs (USA) LLP (1)	1	4	2.77%	110,566	2.02%
Booz Allen Hamilton, Inc.	1	109	2.57%	222,989	4.07%
Epstein Becker & Green, PC	1	144	1.55%	55,318	1.01%
Hughes Hubbard & Reed LLP (2)	1	14	1.36%	52,878	0.97%
Alexandria City School Board	1	149	1.36%	84,693	1.54%
Morgan Stanley Smith Barney Financing	1	50	1.18%	49,395	0.90%
Total/Weighted Average		59	26.90%	1,256,637	22.93%

(1) The space leased to Squire Patton Boggs LLP is currently subleased to Advisory Board Company, who has signed an extension to make the lease coterminous with the remaining Advisory Board Company’s leases expiring on May 31, 2019.

(2) Hughes Hubbard & Reed LLP signed an early renewal for 47,411 square feet for 16 years commencing on January 1, 2017 and expiring on December 31, 2032.

Industry Diversification - Office
December 31, 2016

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services (excluding legal services)	$47,249,875	37.21%	1,359,672	40.83%
Finance and Insurance	22,570,685	17.77%	491,334	14.75%
Legal Services	13,710,409	10.79%	312,421	9.38%
Political, Civic and Social Organizations	11,365,327	8.95%	281,880	8.46%
Information	7,906,132	6.22%	191,434	5.75%
Health Care and Social Assistance	5,055,963	3.98%	149,949	4.50%
Wholesale Trade	4,495,313	3.54%	103,177	3.10%
Educational Services	4,457,228	3.51%	140,917	4.23%
Miscellaneous:
Administrative and Support and Waste Management and Remediation Services	2,557,295	2.01%	59,195	1.78%
Real Estate and Rental and Leasing	1,821,467	1.43%	44,132	1.33%
Accommodation and Food Services	1,731,972	1.36%	43,599	1.31%
Construction	872,881	0.69%	27,363	0.82%
Other	3,231,990	2.54%	125,330	3.76%
Total	$127,026,537	100.00%	3,330,403	100.00%
Note: Federal government tenants comprise less than 0.1% of annualized base rental revenue.

Industry Diversification - Retail
December 31, 2016

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Retail:
Wholesale Trade	$28,390,141	58.40%	1,540,477	71.36%
Accommodation and Food Services	7,376,372	15.18%	233,641	10.82%
Finance and Insurance	4,180,386	8.60%	56,299	2.61%
Other Services (except Public Administration/Government)	3,477,906	7.16%	108,982	5.05%
Arts, Entertainment, and Recreation	1,961,674	4.04%	115,586	5.35%
Health Care and Social Assistance	1,198,389	2.47%	31,602	1.46%
Miscellaneous:
Manufacturing	544,860	1.12%	17,547	0.81%
Educational Services	422,188	0.87%	25,598	1.19%
Information (Broadcasting, Publishing, Telecommunications)	354,305	0.73%	8,347	0.39%
Other	694,888	1.43%	20,740	0.96%
Total	$48,601,109	100.00%	2,158,819	100.00%

Lease Expirations
December 31, 2016

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2017	51	466,506	13.16%	$18,422,741	$39.49	11.94%
2018	43	272,505	7.69%	11,509,975	42.24	7.46%
2019	54	547,687	15.45%	21,837,943	39.87	14.16%
2020	45	398,973	11.25%	19,434,213	48.71	12.60%
2021	57	413,066	11.65%	17,544,508	42.47	11.38%
2022 and thereafter	156	1,446,298	40.80%	65,486,883	45.28	42.46%
	406	3,545,035	100.00%	$154,236,263	43.51	100.00%
Retail:
2017	33	150,977	7.02%	$4,231,252	$28.03	8.08%
2018	35	331,598	15.43%	4,739,308	14.29	9.05%
2019	34	167,211	7.78%	4,731,260	28.30	9.04%
2020	40	436,469	20.31%	7,814,963	17.90	14.93%
2021	23	218,039	10.14%	3,891,705	17.85	7.44%
2022 and thereafter	124	845,203	39.32%	26,931,802	31.86	51.46%
	289	2,149,497	100.00%	$52,340,290	24.35	100.00%
Total:
2017	84	617,483	10.84%	$22,653,993	$36.69	10.97%
2018	78	604,103	10.61%	16,249,283	26.90	7.87%
2019	88	714,898	12.55%	26,569,203	37.17	12.86%
2020	85	835,442	14.67%	27,249,176	32.62	13.19%
2021	80	631,105	11.08%	21,436,213	33.97	10.38%
2022 and thereafter	280	2,291,501	40.25%	92,418,685	40.33	44.73%
	695	5,694,532	100.00%	$206,576,553	36.28	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET(1)	Physical Occupancy
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000	94%
Courthouse Square	Alexandria, VA	2000	1979	118,000	94%
Braddock Metro Center	Alexandria, VA	2011	1985	348,000	99%
1600 Wilson Boulevard	Arlington, VA	1997	1973	169,000	96%
Fairgate at Ballston	Arlington, VA	2012	1988	143,000	78%
Monument II	Herndon, VA	2007	2000	208,000	85%
925 Corporate Drive	Stafford, VA	2010	2007	134,000	73%
1000 Corporate Drive	Stafford, VA	2010	2009	136,000	79%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2014	546,000	94%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	102,000	75%
1220 19th Street	Washington, DC	1995	1976	103,000	99%
1776 G Street	Washington, DC	2003	1979	265,000	92%
2000 M Street	Washington, DC	2007	1971	231,000	96%
2445 M Street	Washington, DC	2008	1986	290,000	100%
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000	88%
1227 25th Street	Washington, DC	2011	1988	136,000	95%
Army Navy Building	Washington, DC	2014	1912/1987	108,000	51%
1775 Eye Street, NW	Washington, DC	2014	1964	186,000	100%
Subtotal				3,704,000	91%

Schedule of Properties
December 31, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)	Physical Occupancy
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	172,000	98%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	98%
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	93%
Concord Centre	Springfield, VA	1973	1960	76,000	94%
Gateway Overlook	Columbia, MD	2010	2007	220,000	97%
Frederick County Square	Frederick, MD	1995	1973	227,000	98%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	99%
Centre at Hagerstown	Hagerstown, MD	2002	2000	331,000	95%
Olney Village Center	Olney, MD	2011	1979/2003	199,000	98%
Randolph Shopping Center	Rockville, MD	2006	1972	82,000	81%
Montrose Shopping Center	Rockville, MD	2006	1970	145,000	98%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100%
Westminster	Westminster, MD	1972	1969	150,000	98%
Wheaton Park	Wheaton, MD	1977	1967	74,000	91%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000	87%
Spring Valley Retail Center	Washington, DC	2014	1941/1950	78,000	81%
Subtotal				2,330,000	96%

Schedule of Properties
December 31, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)	Physical Occupancy (2)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	100%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,266,000	92%
Park Adams / 200	Arlington, VA	1969	1959	173,000	97%
Bennett Park / 224	Arlington, VA	2007	2007	214,000	96%
The Paramount /135	Arlington, VA	2013	1984	141,000	96%
The Maxwell / 163	Arlington, VA	2014	2014	139,000	92%
The Wellington / 711	Arlington, VA	2015	1960	842,000	94%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	95%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	97%
Bethesda Hill Apartments /195	Bethesda, MD	1997	1986	225,000	97%
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000	94%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	97%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	96%
Yale West / 216	Washington, DC	2014	2011	238,000	97%
Subtotal (4,480 units)				4,345,000	95%
TOTAL				10,379,000
(1) Multifamily buildings are presented in gross square feet.
(2) Multifamily physical occupancy is calculated based on units occupied.

Supplemental Definitions
December 31, 2016

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis physical occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.